EXHIBIT 10.29



                               PROPOSED FINANCING

                                       OF

                                  ParkerVision







BY READING THE INFORMATION CONTAINED WITHIN THIS DOCUMENT, THE RECIPIENT AGREES WITH PARKERVISION, INC. AND WELLS FARGO SECURITIES, LLC TO MAINTAIN IN CONFIDENCE SUCH INFORMATION, TOGETHER WITH ANY OTHER NON-PUBLIC INFORMATION
REGARDING PARKERVISION, INC. OBTAINED FROM PARKERVISION, INC., WELLS FARGO SECURITIES, LLC OR THEIR AGENTS DURING THE COURSE OF THE PROPOSED FINANCING. PARKERVISION, INC. AND WELLS FARGO SECURITIES, LLC HAVE CAUSED THESE MATERIALS TO BE DELIVERED TO YOU IN RELIANCE UPON SUCH AGREEMENT AND UPON RULE 100(B)(2)(II) OF REGULATION FD AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION.






                         [LOGO] Wells Fargo Securities

                                  CONFIDENTIAL

                         SUMMARY OF TERMS AND CONDITIONS

         This Confidential Summary of Terms and Conditions is not intended to be contractually binding, other than the section entitled "Confidential Information," and is subject in all respects (other than with respect to such section) to the execution of the Stock Purchase Agreement.

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Issuer:.................................      ParkerVision, Inc., a Florida corporation (the "Company").

Securities Offered:.....................      Up to 2,880,000 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), and Warrants (the
                                              "Warrants") to purchase up to 720,000 shares of Common Stock
                                              (the "Warrant Shares"), in each case subject to adjustment by the
                                              Company (the "Offering").

Pre- and Post-Offering Capitalization                Type                         Pre-Financing      Post-Financing
of the Company:.........................             ----                            Shares(1)           Shares(2)
                                                                                     ------              ------

                                                Common Stock                        18,007,574          20,887,574

                                                Stock Options and Warrants(3)        6,620,603           7,340,603

                                                Total                               24,628,177          28,228,177

                                              (1)  As of December 31, 2004.
                                              (2)  Assumes 2,880,000 Shares and Warrants to purchase
                                                   720,000 Warrant Shares sold by the Company in the
                                                   Offering.
                                              (3)  Includes outstanding options that were vested as
                                                   of or vest within 60 days after December 31, 2004 but
                                                   excludes unvested options covering 1,198,099 shares.

Purchase Price: ........................      The purchase price of the Common Stock sold in the Offering will be determined based upon the negotiations between the Company and the investors participating in this Offering (the "Investors").

Use of Proceeds to Company:...........        For continued research and development, manufacturing and marketing, working capital and general corporate purposes.

Subscription Date and Closing Date:           The Company and each Investor shall execute a Stock and Warrant
                                              Purchase Agreement in substantially the form set forth herein and each Investor shall execute an Investor Questionnaire in
                                              substantially the form set forth herein.  The date as of which the
                                              Company has executed Stock and Warrant Purchase Agreements with
                                              Investors for the purchase of at least 2,400,000 Shares and Warrants to purchase at least 600,000 Warrant Shares and has notified the placement agent for this Offering in writing that it is no longer accepting Stock and Warrant Purchase Agreements from Investors is sometimes referred to herein as the "Subscription Date." The closing of the Offering shall occur, and certificates representing the Shares and the Warrants shall be issued to the Investors and funds paid to the Company therefor, on March 10, 2005 (the "Closing Date").

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Warrants:                                     The Warrants will be immediately exercisable and may be exercised until the fifth anniversary of the Closing Date.  The exercise price of the Warrants will be determined based upon the negotiations between the Company and the Investors.  The Warrant shall have the rights, preferences, privileges and restrictions as set forth in the form of Warrant attached as Exhibit B to the Stock and Warrant
                                              Purchase Agreement.

Investor Qualifications: ...............      Each Investor must be an "accredited investor" as defined in
                                              Regulation D of the Securities Act of 1933, as amended (the
                                              "Securities Act"), and must represent and warrant to the Company that it is acquiring the Shares, the Warrant and the Warrant Shares for investment with no present intention of distributing any of the
                                              Shares, Warrants or Warrant Shares or must satisfy certain conditions in respect of the investment.  The Stock and Warrant Purchase
                                              Agreement contains other appropriate representations and warranties of the Investor to the Company.  As part of the Stock and Warrant
                                              Purchase Agreement signature page, the Company has included certain questions for each Investor to complete regarding such Investor.  In addition, the Investor Questionnaire set forth herein contains questions for each Investor regarding its status as an "accredited investor." The Company will use the answers from each Investor as part of its own procedures to confirm the accuracy of the statements as to such Investor in the Registration Statement, including the information in the sections to be entitled "Selling Stockholders" and
                                              "Plan of Distribution." The Investors might be deemed "underwriters"
                                              as that term is defined in the Securities Act.  Underwriters have statutory responsibilities as to the accuracy of any Registration
                                              Statement used by them.

Registration of Common Stock:...........      The Company will use its reasonable commercial efforts, subject to receipt of necessary information from the Investors, to cause a
                                              Registration Statement on Form S-3 relating to the resale of the
                                              Common Stock (including the Warrant Shares underlying the Warrants)
                                              by the Investors to be filed with the Securities and Exchange
                                              Commission within 30 days following the Closing Date and to cause such Registration Statement to become effective within 90 days of the
                                              Closing Date.  Subject to certain blackout periods, the Company is obligated to use reasonable commercial efforts, with respect to each
                                              Investor's Shares, and Warrant Shares issued upon the exercise of the
                                              Warrant, purchased in the Offering, to maintain the Registration
                                              Statement's effectiveness until the earlier of (i) the date on which all Shares and Warrant Shares then held by the Investor may be immediately sold to the public under Rule 144(k) of the Securities
                                              Act or (ii) such time as all Shares and Warrant Shares purchased by such Investor in the Offering have been sold pursuant to a registration statement.

Liquidated Damages:.....................      In the event that the Registration Statement:  (i) is not filed by the Company within 30 days after the Closing Date; (ii) is not declared effective by the SEC on or prior to 90 days after the
                                              Closing Date; or (iii) once effective, ceases to be effective and available to Investor for any continuous period that exceeds 30 days or for one or more periods that exceed in the aggregate 60 days in any 12-month period (each, a "Registration Default"), the Company shall pay the Investors, for each 30-day period of a Registration
                                              Default, an amount in cash equal to 1% of the aggregate purchase price paid by Investors; provided that in no event shall the aggregate amount of cash to be paid exceed 10% of the aggregate purchase price.  The foregoing payments shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default.
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                                      -3-

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Limitations on Sales Pursuant to              To resell Shares and Warrant Shares pursuant to the Registration
Registration Statement:.................      Statement, the Investor will be required to:

                                              (a)    Deliver, prior to selling any Shares or Warrant Shares, a
                                                     current prospectus of the Company to the transferee (or
                                                     arrange for delivery to the transferee's broker).  Upon
                                                     receipt of a written request therefor, the Company has
                                                     agreed to provide an adequate number of current prospectuses to each Investor and to supply copies to any other parties requiring such prospectuses.  In certain circumstances, the
                                                     Company may suspend the effectiveness of the Registration
                                                     Statement for certain periods of time during which the
                                                     Investors will not be able to resell their Shares and
                                                     Warrant Shares.  In the event of such a suspension, the
                                                     Company will notify each Investor in writing and, subject to certain conditions, will use reasonable commercial efforts to cause the use of the prospectus so suspended to be
                                                     resumed as soon as reasonably practicable within 20 business days after such suspension begins, and will promptly deliver a revised prospectus, if applicable, for each Investor's use.

                                              (b)    Deliver the stock certificate along with the Certificate of
                                                     Subsequent Sale in the form attached to the
                                                     Stock and Warrant Purchase Agreement to
                                                     the Company and its transfer agent so that
                                                     the Shares and Warrant Shares may be properly transferred.

Share Certificates:.....................      Certificates evidencing the Shares and Warrants delivered to each
                                              Investor on the Closing Date will bear a restrictive legend stating that the Shares and Warrants have been sold pursuant to the Stock and
                                              Warrant Purchase Agreement and that they (including the Warrant
                                              Shares underlying the Warrants) may not be resold except as permitted under the Securities Act pursuant to a Registration Statement that has been declared effective or an exemption therefrom, and may be resold subject to certain limitations and procedures agreed to in the
                                              Stock and Warrant Purchase Agreement.

Indemnification:........................      By executing the Stock and Warrant Purchase Agreement, each
                                              Investor will agree to indemnify the Company against certain liabilities.

Risk Factors:...........................      The Shares, Warrants and Warrant Shares offered hereby involve a high degree of risk. See the disclosure relating to the risks
                                              affecting the Company set forth in the documents filed by the
                                              Company with the Securities and Exchange Commission under the
                                              Securities Exchange Act of 1934, as amended.
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                                      -4-

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Nasdaq National Market ("Nasdaq") Symbol:     PRKR

Confidential Information:...............      The recipient of this Confidential Summary of Terms and Conditions and the materials attached hereto agrees with the Company and Wells
                                              Fargo Securities, LLC to maintain in confidence this disclosed information, together with any other non-public information regarding the Company obtained from the Company, Wells Fargo Securities, LLC or their agents during the course of the proposed Offering.  The Company and Wells Fargo Securities, LLC have caused these materials to be delivered to you in reliance upon such agreement and upon Rule
                                              100(b)(2)(ii) of Regulation FD as promulgated by the Securities and
                                              Exchange Commission.

Company's Counsel: .....................      Graubard Miller, The Chrysler Building, 405 Lexington Avenue, 19th Avenue,
                                              New York, NY 10174

Transfer Agent:.........................      American Stock Transfer & Trust Company

Placement Agent:........................      The Company has engaged Wells Fargo Securities, LLC to act as placement agent in connection with the Offering.  The placement agent will receive from the Company a fee based on a percentage of the gross proceeds from the sale of the Shares and Warrants.

Placement Agent's Counsel:..............      Goodwin Procter LLP, Exchange Place, Boston, MA 02109;
                                              tel. (617) 570-1067, fax (617) 523-1231; Attn:  Jocelyn M. Arel
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                                      -5-

                         INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Stock and Warrant Purchase Agreement, the Warrant and the Investor Questionnaire)

A. Complete the following items in the Stock and Warrant Purchase Agreement and in the Investor Questionnaire:

      1. Provide the information regarding the Investor requested on the signature page (page 9). Please submit a separate Stock and Warrant Purchase Agreement and Investor Questionnaire for each individual fund/entity that will hold the Shares and Warrants. The Stock and Warrant Purchase Agreement and the Investor Questionnaire must be executed by an individual authorized to bind the Investor.

      2. Return the signed Stock and Warrant Purchase Agreement and Investor Questionnaire to:

                            ParkerVision, Inc.
                            8493 Baymeadows Way
                            Jacksonville, FL 32256
                            Attn: Cindy Poehlman
                            Phone: (904) 737-1367 ext.116
                            Fax:   (904) 448-6301

                     And fax copies to:

                            Wells Fargo Securities, LLC
                            600 California Street
                            Suite 1600
                            San Francisco, CA 94108
                            Attn:  Seth Rubin
                            Phone: (415) 954-8332
                            Fax:   (415) 954-8309

                            And

                            Graubard Miller
                            600 Third Avenue
                            New York, NY 10016
                            Attn:  David Alan Miller
                            Phone: (212) 818-8661
                            Fax:   (212) 818-8881

      An executed original Stock and Warrant Purchase Agreement and Investor Questionnaire or a fax thereof must be received by 2:00 p.m., New York City time, on a date to be determined and distributed to the Investor at a later date.

B. Instructions regarding the transfer of funds for the purchase of Shares and Warrant Shares will be faxed to the Investor by the Company at a later date.

C. To resell the Shares and Warrant Shares after the Registration Statement covering the Shares and Warrant Shares is effective:

               1. Provided that a Suspension of the Registration Statement pursuant to Section 7.2(c) of the Stock and Warrant Purchase Agreement is not then in effect pursuant to the terms of the Stock and Warrant Purchase Agreement, the Investor may sell Shares and Warrant Shares under the Registration Statement, subject to the notification provisions in the Stock and Warrant Purchase Agreement, provided that it arranges for delivery of a current Prospectus to the transferee. The Company has agreed to furnish to the Investor such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses as the Investor may reasonably request.

               2. The Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale in the form attached as Exhibit A to the Stock and Warrant Purchase Agreement, so that the Shares and Warrant Shares may be properly transferred.

                      STOCK AND WARRANT PURCHASE AGREEMENT

ParkerVision, Inc.
8493 Baymeadows Way
Jacksonville, FL 32256

Ladies & Gentlemen:

         The undersigned, [__________] (the "Investor"), hereby confirms its agreement with you as follows:

1. This Stock and Warrant Purchase Agreement (the "Agreement") is made as of March 10, 2005 between ParkerVision, Inc., a Florida corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of up to 2,880,000 shares (the "Shares") of common stock of the Company, $.01 par value per share (the "Common Stock"), and Warrants (the "Warrants") to purchase up to 720,000 shares of Common Stock at an exercise price of $9.00 per share (the "Warrant Shares") to certain investors in a private placement (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor [__________] Shares and a Warrant to purchase [__________] Warrant Shares, for a purchase price of $7.50 per share, or an aggregate purchase price of $[_____], pursuant to the Terms and Conditions for Purchase of Shares and Warrants attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the "Terms and Conditions"). This Stock and Warrant Purchase Agreement, together with the Terms and Conditions which are incorporated herein by reference as if fully set forth herein, may hereinafter be referred to as the "Agreement." Unless otherwise requested by the Investor, certificates representing the Shares and the Warrant purchased by the Investor will be registered in the Investor's name and address as set forth below. The Warrant shall have the rights, preferences, privileges and restrictions as set forth in the form of Warrant attached as Exhibit B.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof. Exceptions:

-------------------------------------------------------------------------------.
        (If no exceptions, write "none." If left blank, response will be deemed to be "none.")

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, the Investor acknowledges that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex 1). This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

AGREED AND ACCEPTED:
-------------------
ParkerVision, Inc.               Investor:
                                           -------------------------------------

                                 By:
                                     -------------------------------------------
--------------------------
By: Jeffrey L. Parker            Print Name:
                                             -----------------------------------
Title:  Chairman and Chief
        Executive Officer
                                 Title:
                                        ----------------------------------------

                                 Address:
                                          --------------------------------------



                                 Tax ID No.:
                                             -----------------------------------

                                 Contact name:
                                               ---------------------------------

                                 Telephone:
                                            ------------------------------------

                                 Name in which shares should be registered
                                 (if different):

                                 -----------------------------------------------

                                     ANNEX I

            TERMS AND CONDITIONS FOR PURCHASE OF SHARES AND WARRANTS


         1. Authorization and Sale of the Shares. Subject to these Terms and Conditions, the Company has authorized the sale of up to 2,880,000 Shares and Warrants to purchase up to 720,000 Warrant Shares. The Company reserves the right to increase or decrease this number.

         2. Agreement to Sell and Purchase the Shares; Subscription Date.

                  2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and a Warrant to purchase the number of Warrant Shares each as set forth in Section 3 of the Stock and Warrant Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

                  2.2 The Company may enter into the same form of Stock and Warrant Purchase Agreement, including these Terms and Conditions, with other investors (the "Other Investors") and expects to complete sales of Shares and Warrants to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and the Stock and Warrant Purchase Agreement to which these Terms and Conditions are attached and the Stock and Warrant Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.") The Company may accept executed Agreements from Investors for the purchase of Shares and Warrants commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share plus Warrant exercise price and concluding upon the date (the "Subscription Date") on which the Company has (i) executed Agreements with Investors for the purchase of at least 2,400,000 Shares and Warrants to purchase at least 600,000 Warrant Shares, and (ii) notified Wells Fargo Securities, LLC, in its capacity as placement agent for this transaction, in writing that it is no longer accepting additional Agreements from Investors for the purchase of Shares and Warrants. The Company may not enter into any Agreements after the Subscription Date except in respect of up to 5,280 Shares and 1,320 Warrant Shares offered to Tyco Sigma Limited, Leucadia National Corporation and David Cumming pursuant to the exercise of pre-emptive rights previously granted to such persons (the "Pre-emptive Rights").

                  2.3 The obligations of each Investor under any Agreement are several and not joint with the obligations of any Other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Agreement. Nothing contained herein, and no action taken by any Investor hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby, provided that such obligations or the transactions contemplated hereby may be modified, amended or waived in accordance with Section 9 below. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement (provided, that such rights may be modified, amended or waived in accordance with Section 9 below), and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

         3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares and Warrants (the "Closing") shall occur on March 10, 2005 (the "Closing Date"), at the offices of the Company's counsel. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares and a Warrant representing the number of Warrant Shares, in each case as set forth pursuant to Section 3 of the Stock and Warrant Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Stock and Warrant Purchase Agreement, in the name of a nominee designated by the Investor.

         The Company's obligation to issue and deliver the Shares and Warrant to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares and Warrant being purchased hereunder as set forth in
Section 3 of the Stock and Warrant Purchase Agreement; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

         The Investor's obligation to purchase the Shares and Warrant shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) Investors shall have executed Agreements for the purchase of at least 2,400,000 Shares and Warrants to purchase at least 600,000 Warrant Shares, (b) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date),
(c) the Investor shall have received such documents as such Investor shall reasonably have requested, including, a standard opinion of the Company's counsel as to the matters set forth in Section 4.2 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), of the sale of the Shares, (d) there shall not have occurred a suspension or material limitation in trading in the Company's Common Stock on the Nasdaq National Market, (e) all consents, approvals or authorizations of any person required for the valid authorization, execution and delivery by the Company of this Agreement or for the consummation of the transactions contemplated by this Agreement shall have been obtained and (f) no action or proceeding by or before any court, administrative body or governmental agency shall have been instituted or threatened by a third party which seeks to enjoin, restrain or prohibit this Agreement or consummation of the transactions contemplated by this Agreement.

         4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

                  4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report on Form 10-K (the "Exchange Act Documents") and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a "Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  4.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements and the Warrants, and the Agreements and the Warrants have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares and the Warrant being purchased by the Investor hereunder and the Warrant Shares issuable pursuant to the Warrant will, upon issuance and payment therefor pursuant to the terms hereof, be duly authorized, validly issued, fully-paid and nonassessable.

                  4.3 Non-Contravention. The execution and delivery of the Agreements and the Warrants, the issuance and sale of the Shares and the Warrants under the Agreements and the Warrant Shares under the Warrant, the fulfillment of the terms of the Agreements and the Warrants and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound (other than notice required to be delivered to each of Tyco Sigma Limited, Leucadia National Corporation and David Cumming relating to the Pre-emptive Rights in respect of the Shares), (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and
(iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the Warrants, and the valid issuance and sale of the Shares and Warrants to be sold pursuant to the Agreements, and the valid issuance of the Warrant Shares under the Warrant, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

                  4.4 Capitalization. The capitalization of the Company as of September 30, 2004 is as set forth in the most recent applicable Exchange Act Documents, increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Exchange Act Documents, or (ii) outstanding warrants, options or other securities disclosed in the Exchange Act Documents. The Shares and the Warrants to be sold pursuant to the Agreements, and the Warrant Shares to be issues pursuant to the Warrants, have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements and the Warrants, as the case may be, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Shares, the Warrants or the Warrant Shares or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares, the Warrants and the Warrant Shares. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Exchange Act Documents. Except as disclosed in the Exchange Act Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  4.5 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the Exchange Act Documents. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

                  4.6 No Violations. Neither the Company nor any Subsidiary is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a Material Adverse Effect.

                  4.7 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 4.1, 4.12, 4.13 and 4.14, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

                                      -12-
                  4.8 Intellectual Property. Except as specifically disclosed in the Exchange Act Documents (i) to the Company's knowledge, each of the Company and its Subsidiaries owns or possesses sufficient rights to conduct its business in the ordinary course, including, without limitation, rights to use all material patents, patent rights, industry standards, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the Exchange Act Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted except where the failure to currently own or possess would not have a Material Adverse Effect,
(ii) to the Company's knowledge, neither the Company nor any of its Subsidiaries is infringing, or has received any notice of, or has any knowledge of, any asserted infringement by the Company or any of its Subsidiaries of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect and (iii) neither the Company nor any of its Subsidiaries has received any written notice of, or has any actual knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company or of any Subsidiary that, individually or in the aggregate, would have a Material Adverse Effect. Except as noted below, the Intellectual Property does not include any Publicly Available Software and the Company has not used Publicly Available Software in whole or in part in the development of any part of Intellectual Property in a manner that may subject the Company or Intellectual Property in whole or in part, to all or part of the license obligations of any Publicly Available Software. "Publicly Available Software" means each of (i) any software that contains, or is derived in any manner (in whole or in part) from, any software that is distributed as free software, open source software (e.g., Linux), or similar licensing and distribution models; and (ii) any software that requires as a condition of use, modification, and/or distribution of such software that such software or other software incorporated into, derived from, or distributed with such software (a) be disclosed or distributed in source code form; (b) be licensed for the purpose of making derivative works; or (c) be redistributable at no or minimal charge. Publicly Available Software includes, without limitation, software licensed or distributed under any of the following licenses or distribution models similar to any of the following: (a) GNU General Public License (GPL) or Lesser/Library GPL (LGPL), (b) the Artistic License (e.g.,
PERL), (c) the Mozilla Public License, (d) the Netscape Public License, (e) the Sun Community Source License (SCSL), the Sun Industry Source License (SISL), and the Apache Server License. The Company uses Publicly Available Software in its five port wireless router product which is currently being developed.

                  4.9 Financial Statements. (a) The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company and its Subsidiaries except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount and to adjustment for certain preliminary unaudited 2004 year end information (the "2004 Preliminary Year End Information") provided to Investors in connection with this Offering. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the Securities and Exchange Commission (the "SEC") on Form 10-Q under the Exchange Act and except as disclosed in the Exchange Act Documents. The other financial information contained in the Exchange Act Documents and the 2004 Preliminary Year End Information has been prepared on a basis consistent with the financial statements of the Company.

                  (b) After giving effect to the transactions contemplated by this Agreement and the other agreements contemplated by the Offering, the Company believes that it will have adequate working capital to sustain its operations as currently conducted and pursuant to the current business plan for at least the twelve months after the Closing Date.

                  (c) Except as set forth in any Exchange Act Documents, there are no obligations of the Company to officers, directors, stockholders or employees of the Company other than (i) for payment of salary for services rendered and for bonus payments; (ii) reimbursements for reasonable expenses incurred on behalf of the Company; (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and (iv) obligations listed in the Company's financial statements. Except as described above or in any Exchange Act Filings, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $60,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. Except as set forth in any Exchange Act Documents, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  4.10 No Material Adverse Change. Except as disclosed in the Exchange Act Documents and the 2004 Preliminary Year End Information provided to Investors, since September 30, 2004, there has not been (i) any material adverse change in the financial condition or earnings of the Company and its Subsidiaries considered as one enterprise, (ii) any material adverse event affecting the Company or its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a Material Adverse Effect.

                  4.11 Disclosure. The representations and warranties of the Company contained in this Section 4 as of the date hereof and as of the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the material terms and conditions of the transaction contemplated by the Agreements and the Warrants , which shall be publicly disclosed by the Company pursuant to Section 16(b) hereof, and except for the 2004 Preliminary Year End Information provided to Investors, which information shall be publicly disclosed by the Company on or prior to March 31, 2005, the Company confirms that neither it nor any person acting on its behalf has provided Investor with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

                  4.12 Nasdaq Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

                  4.13 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The Company currently is eligible to use Form S-3 to register the Shares to be offered for the account of the Investors. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

                       (a) Annual Report on Form 10-K for the year ended December 31, 2003, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, Proxy Statements on Schedule 14A filed on March 26, 2004, April 6, 2004 and April 28, 2004 and Current Reports on Form 8-K filed on March 2, 2004, March 11, 2004, May 18, 2004 and
                       November 19, 2004; and

                       (b) all other documents, if any, filed by the Company with the SEC during the one-year period preceding the date of this Agreement pursuant to the reporting requirements of the Exchange Act.

                  4.14 Listing. The Company shall comply with all requirements of the NASD and SEC with respect to the issuance of the Shares, the Warrant and the Warrant Shares, and the listing of the Shares and Warrant Shares on the Nasdaq National Market.

                  4.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares or the Warrant Shares.

                  4.16 Company not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). To the best knowledge of the Company, the Company is not, and immediately after receipt of payment for the Shares and Warrants will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                  4.17 Foreign Corrupt Practices. Neither the Company, nor to the best knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  4.18 Accountants. To the Company's knowledge, PricewaterhouseCoopers, LLP, who the Company expects will consent to the incorporation by reference of its report dated February 28, 2004 with respect to the consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 into the Registration Statement (as defined below) and the prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

                  4.19 Contracts. The contracts described in the Exchange Act Documents that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect. The Company has filed with the SEC all contracts and agreements required to be filed by the Exchange Act.

                  4.20 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns when due (or obtained appropriate extensions for filing) and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

                  4.21 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares and the Warrants to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by they Company and all laws imposing such taxes will be or will have been fully complied with. Upon the issuance of the Warrants Shares pursuant to the Warrant all stock transfer or other taxes (other than income taxes) which are required to be paid in connection therewith will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

                  4.22 Private Offering. Assuming the correctness of the representations and warranties of the Investors set forth in Section 5 hereof, the offer and sale of Shares and the Warrants hereunder is and, upon exercise of the Warrants, the issuance of the Warrant Shares will be exempt from registration under the Securities Act. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with this Offering and sale of the Shares and the Warrants other than the documents of which this Agreement is a part or the Exchange Act Documents. The Company has not in the past nor will it hereafter take any action independent of the placement agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares and the Warrants as contemplated by this Agreement, or the issuance of the Warrant Shares pursuant to the Warrant within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act. Neither the Company nor any person acting on behalf of the Company (other than Wells Fargo Securities, LLC) has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Investors and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

                  4.23 Disclosure Controls and Procedures. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal control over financial reporting (as such term is defined in the Exchange Act ) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company's certifying officers are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act) for the Company and they have (a) designed such disclosure controls and procedures , or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the periods in which the Exchange Act Documents have been prepared; (b) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the applicable Exchange Act Documents their conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periods covered by such Exchange Act Documents based on such evaluation; and
(c) since the last evaluation date referred to in (b) above, there have been no material changes in the Company's internal control over financial reporting (as such term is defined in the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal control over financial reporting.

                  4.24 Transactions With Affiliates. Except as disclosed in the Exchange Act Documents, none of the officers or directors of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director or, to the knowledge of the Company, any entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.

                  4.25 No Registration Rights. Other than the registration rights granted to the Investors in Section 7 of this Agreement, no person has the right, which right has not been waived, to require the Company or any Subsidiary to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the SEC or the issuance and sale of the Shares, Warrants or Warrant Shares.

         5. Representations, Warranties and Covenants of the Investor.

                  5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) either (A) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares and the Warrant, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares or (B) the Company has made available to the Investor, prior to the date hereof, the opportunity to ask questions of and receive complete and correct answers from representatives of the Company concerning the terms and conditions of the Shares and to obtain any additional information relating to the financial condition and business of the Company and the Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment in the Shares and the Warrant;
(ii) the Investor is acquiring the number of Shares and the Warrant to purchase the number of Warrant Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares, Warrant or Warrant Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares, Warrant or Warrant Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, Warrant or Warrant Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (v) the Investor will notify the Company of any change in any of such information immediately prior to the Closing; and (vi) the Investor has, in connection with its decision to purchase the number of Shares and the Warrant to purchase the number of Warrant Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Shares and the Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. Subject to compliance with the Securities Act, applicable securities laws and the respective rules and regulations promulgated thereunder, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares Warrant or Warrant Shares for any period of time. The Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire, which questionnaire is true, correct and complete in all material respects.

                  5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, Warrant or Warrant Shares or possession or distribution of offering materials in connection with the issue of the Shares, Warrant or Warrant Shares in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares, the Warrant or Warrant Shares or has in its possession or distributes any offering material, in all cases at its own expense.

                  5.3 The Investor hereby covenants with the Company not to make any sale of the Shares, Warrant or Warrant Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied (whether by delivery of the Prospectus or pursuant to and in compliance with an exemption from such requirement), and the Investor acknowledges that the certificates evidencing the Shares and Warrant Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 7.2(c).

                  5.4 The Investor agrees to promptly upon receipt approve the plan of distribution for the Registration Statement sent to it by the Company pursuant to 7.1(h).

                  5.5 If requested by the Company, the Investor will provide for presentation in the Registration Statement, the names of the persons with investment and voting authority over the Shares or Warrant Shares acquired hereunder and register thereon, unless otherwise agreed to between such Investor and the Company.

                  5.6 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

                  5.7 Neither the Investor nor any person acting on its behalf or at its direction has engaged in any purchase or sale of Common Stock (including without limitation any short sale, pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act) during the ten trading days immediately preceding the date of this Agreement. Investor agrees with the Company that the Company will be irreparably harmed if the Investor engages in short sales and similar hedging transactions, therefore Investor agrees that it will not directly or indirectly make or participate in any sale of the shares of common stock of the Company, including "short sales" as defined in Rule 200 under Regulation SHO, whether or not exempt, until the earlier of (i) effective date of the Registration Statement or
(ii) the 120th day after the Closing Date. Investor will not use any of the restricted Shares or the Warrant acquired pursuant to this Agreement, or the Warrant Shares acquired pursuant to the Warrant, to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws and otherwise will comply with federal securities laws in the holding and sale of the Shares.

                  5.8 The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares and the Warrant constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and the Warrant.

                  5.9 The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Sections 5 and 16(a) of this Agreement, or in the Investor Questionnaire.

                  5.10 The Investor hereby acknowledges that the Shares and Warrants purchased pursuant to this Agreement are being purchased in full satisfaction of the Investor's pre-emptive rights pursuant to Section 8 of the Subscription Agreement between the Investor and the Company dated March 26, 2003, in respect of the Shares sold by the Company pursuant to the Agreements and hereby waives its notice right pursuant to such provision in respect of the Shares sold by the Company pursuant to the Agreements.

         6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares and the Warrant being purchased and the payment therefor.

         7. Registration of the Shares; Compliance with the Securities Act.

                  7.1 Registration Procedures and Other Matters. The Company shall:

                       (a) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, prepare and file with the SEC, within 30 days after the Closing Date, a registration statement on Form S-3 (the "Registration Statement") to enable the resale of the Shares and the Warrant Shares by the Investors from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions;

                       (b) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, use its reasonable commercial efforts to cause the Registration Statement to become effective on or prior to the 90th day after the Closing Date;

                       (c) use its reasonable commercial efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period (the "Registration Period") not exceeding, with respect to each Investor's Shares purchased hereunder and the Warrant Shares purchased under the Warrant, the earlier of (i) the date on which all Shares and Warrant Shares then held by the Investor may be immediately sold to the public under Rule 144(k) of the Securities Act or (ii) such time as all Shares purchased by such Investor in this Offering and Warrant Shares issuable pursuant to the Warrant have been sold pursuant to a registration statement;

                       (d) furnish to the Investor with respect to the Shares and the Warrant Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares or Warrant Shares by the Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

                       (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor and use its reasonable commercial efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 7.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                       (f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 7.1 (other than underwriting discounts or commissions, brokers' fees and similar selling expenses, and any other fees or expenses incurred by the Investor, including attorney fees of the Investor) and the registration of the Shares and Warrant Shares pursuant to the Registration Statement;

                       (g) advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable commercial efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

                       (h) provide a "Plan of Distribution" section of the Registration Statement that is reasonably acceptable to all Investors and which, at a minimum, states that the selling stockholders may transfer the Shares in various circumstances as permitted to the fullest extent of the law and SEC practice, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of the Prospectus, and shall otherwise be in all material respects in the form attached hereto as Exhibit B, subject to any revisions required by the SEC.

         Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Shares and the Warrant Shares. In no event at any time before the Registration Statement becomes effective with respect to the Shares and the Warrant Shares shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8, without the prior written consent of a majority in interest of the Investors.

         The Company understands that the Investor disclaims being an underwriter, but if the SEC deems the Investor to be an underwriter the Company shall not be relieved of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of
(i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC. If required by the rules and regulations promulgated by the SEC, the Company may disclose the names of those Investors that may be deemed underwriters in the Registration Statement.

                  7.2  Transfer of Shares After Registration; Suspension.

                       (a) The Investor agrees that it will not effect any disposition of the Shares or its right to purchase the Shares or the Warrant Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                       (b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares and Warrant Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i) as the Investor may reasonably request; and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable commercial efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

                       (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares or the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares and Warrant Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable commercial efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

                       (d) Notwithstanding the foregoing paragraphs of this
Section 7.2, the Investor shall not be prohibited from selling Shares or Warrant Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve month period, unless, in the good faith judgment of the Company's Board of Directors, upon the written opinion of counsel of the Company, the sale of Shares and Warrant Shares under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

                            (e) Provided that a Suspension is not then in
effect, the Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

                            (f) In the event of a sale of Shares or Warrant
Shares by the Investor pursuant to the Registration Statement, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares and Warrant Shares may be properly transferred.

                  7.3  Indemnification.  For the purpose of this Section 7.3:

                  (i) the term "Selling Stockholder" means the Investor and any affiliate of such Investor;

                  (ii) the term "Registration Statement" shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

                  (iii) the term "Untrue Statement" means any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                        (a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, (ii) any Untrue Statement, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended or supplemented from time to time, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), or the failure of such Selling Stockholder to comply with its covenants and agreements contained in
Section 7.2 hereof respecting sale of the Shares or Warrant Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The Company shall reimburse each Selling Stockholder for the indemnifiable amounts provided for herein on demand as such expenses are incurred.

                        (b) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares and Warrant Shares, or (ii) any Untrue Statement if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The Investor shall reimburse the Company or such officer, director or controlling person, as the case may be, for the indemnifiable amounts provided for herein on demand as such expenses are incurred. Notwithstanding the foregoing, the Investor's aggregate obligation to indemnify the Company and such officers, directors and controlling persons shall be limited to the net amount received by the Investor from the sale of the Shares less the amount of any other claims, damages or liabilities paid by the Investor in connection with such Investor's sale of the Shares.

                        (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this
Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                        (d) If the indemnification provided for in this Section
7.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Shareholders under such Registration Statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an Untrue Statement, whether the Untrue Statement relates to information supplied by the Company on the one hand or an Investor or other Selling Shareholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Untrue Statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Shareholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such Untrue Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor's obligations in this subsection to contribute shall be in proportion to its Investor sale of Shares and Warrant Shares to which such loss relates and shall not be joint with any other Selling Shareholders.

                        (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section
7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

                  7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares and Warrant Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish to the Investor:

                        (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

                        (b) upon the request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders; and

                        (c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and upon the reasonable request of the Investor, the President or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and Warrant Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

                  7.6 Legend; Restrictions on Transfer. The certificate or certificates for the Shares and the Warrants (and any securities issued in respect of or exchange for the Shares or Warrants) shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

The Company and the Investor acknowledge and agree that the Investor may, as permitted by law, from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Shares and Warrants and, if required under the terms of such arrangement, Investor may, as permitted by law, transfer pledged or secured Shares and Warrants to the pledgees or secured parties. So long as Investor is not an affiliate of the Company, such a pledge or transfer would not be subject to approval or consent of the Company, provided that, upon the request of the Company, a legal opinion of legal counsel to the pledgee, secured party or pledgor shall be obtained. At the Investor's expense, so long as the Shares and Warrants are subject to the legend required by this Section 7.6, the Company will use its reasonable commercial efforts to execute and deliver such reasonable documentation as a pledgee or secured party of Shares and Warrants may reasonably request in connection with a pledge or transfer of the Shares and Warrants including such amendments or supplements to the Registration Statement and Prospectus as may be reasonably required. The foregoing does not affect Investor's obligations pursuant to Section 7.2(a).

                  7.7 Liquidated Damages. The Company and Investor agree that Investor will suffer damages if the Company fails to fulfill its obligations pursuant to Section 7.1 and 7.2 hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, the Company hereby agrees to pay liquidated damages ("Liquidated Damages") to Investor under the following circumstances: (a) if the Registration Statement is not filed by the Company on or prior to 30 days after the Closing Date (such an event, a "Filing Default"); (b) if the Registration Statement is not declared effective by the SEC on or prior to the 90th day after the Closing Date (such an event, an "Effectiveness Default"); or (c) if the Registration Statement (after its effectiveness date) ceases to be effective and available to Investor for any continuous period that exceeds 30 days or for one or more period that exceeds in the aggregate 60 days in any 12-month period (such an event, a "Suspension Default" and together with a Filing Default and an Effectiveness Default, a "Registration Default"). In the event of a Registration Default, the Company shall as Liquidated Damages pay to Investor, for each 30 day period of a Registration Default, an amount in cash equal to 1% of the aggregate purchase price paid by Investor pursuant to this Agreement up to a maximum of 10% of the aggregate purchase price of the Shares, provided that Liquidation Damages in respect of a Suspension Default shall not be payable in relation to any Shares not owned by the Investor at the time of the Suspension Default. The Company shall pay the Liquidated Damages as follows: (i) in connection with a Filing Default, on the 30th day after the Closing Date, and each 16th day thereafter until the Registration Statement is filed with the SEC; (ii) in connection with an Effectiveness Default, on the 91st day after the Closing Date and each 30th day thereafter until the Registration Statement is declared effective by the SEC; or (iii) in connection with a Suspension Default, on either (x) the 31st consecutive day of any Suspension or (y) the 61st day (in the aggregate) of any Suspensions in any 12-month period, and each 30th day thereafter until the Suspension is terminated in accordance with Section 7.2. Notwithstanding the foregoing, the Company shall have no liability for Liquidated Damages to any Investor who is not named in an effective Registration Statement as a result of any action or inaction of such Investor. The Liquidated Damages payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default.

         8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express (or other recognized international express courier) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express (or other recognized international express courier), two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

                  (a) if to the Company, to:

                        ParkerVision, Inc.
                        8493 Baymeadows Way
                        Jacksonville, FL 32256
                        Attn:  Jeffrey Parker and Cindy Poehlman

                  (b) with a copy to:

                        Graubard Miller
                        The Chrysler Building
                        405 Lexington Avenue, 19th Floor
                        New York, NY 10174
                        Attn: David Alan Miller

                  (c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

         9. Changes. This Agreement may be modified, amended or waived only pursuant to a written instrument signed by the Company and (a) Investors holding a majority of the Shares issued and sold in the Offering, provided that such modification, amendment or waiver is made with respect to all Agreements and does not adversely affect the Investor without adversely affecting all Investors in a similar manner; or (b) the Investor.

         10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The Company consents and submits to the jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be serviced on the Company inside or outside the State of New York or the Southern District of New York (but with respect to any party hereto, such consent shall not be deemed a general consent to jurisdiction and service for any third parties) by registered mail, return receipt requested, directed to the Company at its address proved in or pursuant to this Agreement (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The Company hereby waives any right to object to a proceeding in such courts based on inconvenience of the forum and waives any right to a jury trial in connection with any litigation pursuant to this Agreement.

         13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         14. Entire Agreement. This Agreement and the Warrants constitute the entire agreement between the parties hereto and supersedes any prior understandings or agreements concerning the purchase and sale of the Shares and the resale registration of the Shares.

         15. Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder or Warrant Shares purchased under the Warrants made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Shares purchased hereunder and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

         16. Confidential Information.

                  (a) The Investor represents to the Company that, at all times during the Company's offering of the Shares, the Investor has maintained in confidence (i) all the material terms and conditions of the transaction contemplated by the Agreements and the Warrants and (ii) the 2004 Preliminary Year End Information provided to Investors (collectively, the "Confidential Information"), and covenants that it will continue to maintain in confidence such Confidential Information until the earlier of (i) such Confidential Information becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (ii) March 31, 2005.

                  (b) The Company shall on the Closing Date issue a press release disclosing the material terms of the transactions contemplated hereby (including at least the number of Shares and Warrants sold and proceeds therefrom). The Company shall not publicly disclose the name of Investor, or include the name of Investor in any filing with the SEC or any state and federal regulatory agency or the Nasdaq (other than the filing of the Agreements with the SEC pursuant to the Exchange Act), without the prior written consent of Investor, except to the extent such disclosure is required by law, regulation or Nasdaq regulations. The Company shall publicly disclose the 2004 Preliminary Year End Information on or prior to March 31, 2005.

17. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

18. Knowledge. The term "knowledge" in this Agreement shall mean the knowledge of the directors and officers of the Company after due inquiry.

                               PARKERVISION, INC.

                             INVESTOR QUESTIONNAIRE

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:      ParkerVision, Inc.
         8493 Baymeadows Way
         Jacksonville, FL 32256

         This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.01 per share (the "Common Stock"), and Warrants to purchase shares of Common Stock, of ParkerVision, Inc. (collectively the "Securities"). The Securities are being offered and sold by ParkerVision, Inc. (the "Corporation") without registration under the Securities Act of 1933, as amended (the "Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

         This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.       BACKGROUND INFORMATION

Name:
     ---------------------------------------------------------------------------

Business Address:
                 ---------------------------------------------------------------
                                     (Number and Street)

(City) (State) (Zip Code)

Telephone Number: (___)
                        --------------------------------------------------------

Residence Address:
                  --------------------------------------------------------------
                                     (Number and Street)

(City) (State) (Zip Code)

Telephone Number: (___)
                        --------------------------------------------------------

If an individual:
         Age:       Citizenship:              Where registered
             -----              ------------       to vote:    -----------------

If a corporation, partnership, limited liability company, trust or other entity:
         Type of entity:
                        --------------------------------------------------------
State of formation:                        Date of formation:
                   ---------------------                    --------------------

Social Security or Taxpayer Identification No.
                                              ----------------------------------

Send all correspondence to (check one): __Residence Address  __Business Address

Current ownership of securities of the Corporation:
         __________ shares of common stock, par value $.01 per share (the "Common Stock") options to purchase __________ shares of Common Stock.


B.       STATUS AS ACCREDITED INVESTOR

I. The undersigned is an "accredited investor" as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

         ____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under
Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

         ____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

         ____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

         ____ (4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Securities exceeds $1,000,000;

         ____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         ____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

         ____ (7) an entity in which all of the owners are accredited investors (as defined above).


II. The undersigned is not an "accredited investor" as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities, and each of the following statements is true and correct:

         _________ (initial)

         (a) The Company has made available to the undersigned, during the course of this transaction and prior to the acquisition of the Securities, the opportunity to ask questions of and receive complete and correct answers from representatives of the Company concerning the terms and conditions of the Securities and to obtain any additional information relating to the financial condition and business of the Company;

         (b) The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the investment in the Securities;

         (c) The undersigned has received or been given access to all information required to be furnished to the undersigned pursuant to Rule 502(b) of the Securities Act.



C.                REPRESENTATIONS

         The undersigned hereby represents and warrants to the Corporation as follows:

1. Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Corporation.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges that there may occasionally be times when the Corporation determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached), as set forth in Section 7.2(c) of the Stock Purchase Agreement. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5. The undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks identified in the Exchange Act Documents.

                  IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this 10th day of March, 2005, and declares under oath that it is truthful and correct.



                                Print Name


                                By:
                                    --------------------------------------------
                                         Signature

                                Title:
                                       -----------------------------------------
                                       (required for any purchaser that is a
                                       corporation, partnership, trust or other entity)

                              [COMPANY LETTERHEAD]


                                 _________, 200_




         Re:      ParkerVision, Inc.; Registration Statement on Form S-3

Dear Selling Shareholder:

         Enclosed please find five (5) copies of a prospectus dated ______________, 200[__] (the "Prospectus") for your use in reselling your shares of common stock, $.01 par value (the "Shares"), of ParkerVision, Inc. (the "Company"), under the Company's Registration Statement on Form S-3 (Registration No. 333- ) (the "Registration Statement"), which has been declared effective by the Securities and Exchange Commission. AS A SELLING SHAREHOLDER UNDER THE REGISTRATION STATEMENT, YOU HAVE AN OBLIGATION TO DELIVER A COPY OF THE PROSPECTUS TO EACH PURCHASER OF YOUR SHARES, EITHER DIRECTLY OR THROUGH THE BROKER-DEALER WHO EXECUTES THE SALE OF YOUR SHARES.

         The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Stock and Warrant Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Shares which are included in the Prospectus under the Registration Statement. Upon a sale of any Shares under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, [Name of Transfer Agent] (1) your restricted stock certificate(s) representing the Shares, (2) instructions for transfer of the Shares sold, and (3) a representation letter from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of Exhibit A attached hereto (the "Representation Letter"). The Representation Letter confirms that the Shares have been sold pursuant to the Registration Statement and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale was made in accordance with all applicable securities laws, including the prospectus delivery requirements.

         Please note that you are under no obligation to sell your Shares during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Shares must be carried out in the manner set forth under the caption "Plan of Distribution" in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. YOU SHOULD CONSULT WITH YOUR OWN LEGAL ADVISOR(S) ON AN ONGOING BASIS TO ENSURE YOUR COMPLIANCE WITH THE RELEVANT SECURITIES LAWS AND REGULATIONS.

         IN ORDER TO MAINTAIN THE ACCURACY OF THE PROSPECTUS, YOU MUST NOTIFY THE UNDERSIGNED UPON THE SALE, GIFT, OR OTHER TRANSFER OF ANY SHARES BY YOU, INCLUDING THE NUMBER OF SHARES BEING TRANSFERRED, AND IN THE EVENT OF ANY OTHER CHANGE IN THE INFORMATION REGARDING YOU WHICH IS CONTAINED IN THE PROSPECTUS. FOR EXAMPLE, YOU MUST NOTIFY THE UNDERSIGNED IF YOU ENTER INTO ANY ARRANGEMENT WITH A BROKER-DEALER FOR THE SALE OF SHARES THROUGH A BLOCK TRADE, SPECIAL OFFERING, EXCHANGE DISTRIBUTION OR SECONDARY DISTRIBUTION OR A PURCHASE BY A BROKER-DEALER. DEPENDING ON THE CIRCUMSTANCES, SUCH TRANSACTIONS MAY REQUIRE THE FILING OF A SUPPLEMENT TO THE PROSPECTUS IN ORDER TO UPDATE THE INFORMATION SET FORTH UNDER THE CAPTION "PLAN OF DISTRIBUTION" IN THE PROSPECTUS.

         Should you need any additional copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at ParkerVision, Inc., 8493 Baymeadows Way, Jacksonville, FL 32256. Thank you.

                                         Sincerely,

                                                                       Exhibit A

                         CERTIFICATE OF SUBSEQUENT SALE

[Name of Transfer Agent]
[Address of Transfer Agent]


          RE: Sale of Shares of Common Stock of ParkerVision, Inc. (the "Company") pursuant to the Company's Prospectus dated ________, 200[__] (the "Prospectus")

Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):
                                                 -------------------------------

Restricted Stock Certificate No.(s):
                                    --------------------------------------------

Number of Shares Sold:
                      ----------------------------------------------------------

Date of Sale:
             -------------------------------------------------------------------

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                      Very truly yours,

Dated:                                By:
       -----------------------           --------------------------------------

                                      Print Name:
                                                 ------------------------------

                                      Title:
                                             -----------------------------------

cc:      ParkerVision, Inc.
         8493 Baymeadows Way
         Jacksonville, FL 32256
         Attn:  Chief Financial Officer

                                                                      Exhibit B

                          FORM OF PLAN OF DISTRIBUTION


         The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

         The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

         - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         - block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

         - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         - an exchange distribution in accordance with the rules of the applicable exchange;

         - privately negotiated transactions;

         - short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

         - through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

         - broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

         - a combination of any such methods of sale; and

         - any other method permitted pursuant to applicable law.

         The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

         In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. After the effectiveness of the registration statement, the selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

         The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

         The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

         The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

         To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

         In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

         We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

         We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

         We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.